UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                                  May 15, 2001
                                 Date of Report
                        (Date of earliest event reported)



                         TEAM SPORTS ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-23100                 22-2649848
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


            13801 Reese Blvd West, Suite 150, Huntersville, NC 28078
                    (Address of principal executive offices)


                                 (704) 992-1290
                          Registrant's telephone number

ITEM 2.             ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF MAXX MOTORSPORTS, INC.

On May 15, 2001, the Team Sports Entertainment, Inc. ("Team" or the "Company") (formerly Logisoft Corp.) completed acquisition of Maxx Motorsports, Inc. ("MAXX"), including retirement of debt and transaction costs, for 11,050,000 shares of its common stock. A special committee of the independent Directors of Team reviewed and approved the acquisition. There were no material previous relationships between the Company and the sellers of MAXX. MAXX is a successor to Maxx Motorsports, LLC.

MAXX through its wholly owned subsidiary, Team Racing Auto Circuit, LLC ("TRAC") will own, operate, and sanction an automotive racing league designed to provide content for television and tracks while expanding the existing base of race car fans. TRAC will initially consist of multi-car teams, strategically positioned in major North American television markets located near major motorsports venues. Each team will represent the city or state where it is located. The initial TRAC racing season, planned to start in 2003, will consist of a regular season race schedule, a playoff race schedule, and a Championship Race. TRAC will incorporate the use of aerodynamically identical cars (Aerostock(TM)), fuel-injection engines and other innovative competition standards to increase parity among the teams without diminishing the entertainment value. TRAC intends to attract multiple manufacturers who currently are involved in motorsports worldwide, but may not be currently involved in the major stock car racing series in America.

TRAC will be structured as a single-entity league to allow for centralized management, economies of scale in purchasing, strict operational standards and cost controls at the team level. Revenue sharing systems will be enacted to ensure parity and fair allocation of revenue among teams.

Initial TRAC funds will be derived through the sales of rights to city/state-based teams. Team owners will own and operate local race teams and will also have the opportunity to own shares in TRAC's parent company. TRAC will seek strategic alliances with companies in the areas of television, sports/entertainment marketing and public relations. Once racing begins, TRAC will generate revenue through event ticket sales, league corporate sponsorships, television and other multimedia contracts, merchandise sales, licensing/royalty fees, team fees/dues, and sales of additional expansion teams.

TRAC's long-term business plan includes expanding its team base not only in North America, but also internationally.

DISPOSITION OF LOGISOFT COMPUTER PRODUCTS CORP. AND ESTOREFRONTS.NET CORP
-------------------------------------------------------------------------

On May 15, 2001and pursuant to the agreement to acquire MAXX, the Company completed the sale of its interest in its wholly owned subsidiaries, Logisoft Computer Products Corp. and eStorefronts.net Corp (collectively referred to as the "Former Subsidiaries"). The Former Subsidiaries were purchased by a group of Team shareholders led by Robert Lamy, the founder of the Former Subsidiaries, in return for 12,000,000 shares of Team common stock. The Company has retired the Team shares received from the Lamy group. A special committee of the independent Directors of Team reviewed and approved the transaction.


EQUITY FUNDING

In addition to completing the acquisition of Maxx, and as a part of the definitive stock purchase agreement, Team has received $7,244,250 in equity funding. In return for the $7,244,250 in cash received by Team, the Company issued 28,977,000 shares of its common stock and issued warrants to the investors entitling them to purchase a total of 14,488,500 shares at a purchase price of $1.00 per share.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

              The audited financial statements of Maxx Motorsports, LLC, at December 31, 2000 and for the years ended December 31, 2000 and 1999, and for the period from inception, November 12, 1999 through December 31, 2000, together with the audit report of Guest & Company, P.C. dated July 18, 2001 is attached hereto as Exhibit 99.1.

              The unaudited financial statements of Maxx Motorsports, Inc., at March 31, 2001 and for the three months ended March 31, 2001 and 2000, and for the period from inception, November 12, 1999 through March 31, 2001 is attached hereto as Exhibit 99.5

(b)      PRO FORMA FINANCIAL INFORMATION

              On May 15, 2001, Team acquired 100% of Maxx, including retirement of debt and transaction costs, in exchange for a total of 11,050,000 shares of its common stock. The transaction is being accounted for utilizing the purchase method of accounting.

              The pro forma exhibits include a pro forma combining consolidated balance sheet as of March 31, 2001 that reflects the effects of the acquisition as if it had occurred on that date. In addition, a combining pro forma consolidated statement of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 reflect the acquisition on a pro forma basis as if the transaction had occurred at the beginning of the periods.

(c)      EXHIBITS

99.1 Audited financial statement of Maxx Motorsports, LLC, at December 31, 2000 and for the years ended December 31, 2000 and 1999, and for the period from inception, November 12, 1999 through December 31, 2000.
99.2     Pro forma combined balance sheet as of March 31, 2001.
99.3 Pro forma combined statement of operations for the year ended December 31, 2000.
99.4 Pro forma combined statement of operations for the three months ended March 31, 2001.
99.5 Unaudited financial statement of Maxx Motorsports, Inc., at March 31, 2001 and for the three months ended March 31, 2001 and 2000, and for the periodfrom inception, November 12, 1999 through March 31, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                TEAM SPORTS ENTERTAINMENT, INC.


                                                By/s/    Terry Washburn
                                                         --------------
                                                         Terry Washburn
                                                         Chief Financial Officer

Date:   June 28, 2002




                                    EXHIBITS


Exhibit                                                                                                     Page
Number            Description                                                                              Number

99.1              Audited financial statement of Maxx Motorsports, LLC.                                       6
                  at December 31, 2000 and for the years ended December 31, 2000 and 1999, and for the period from inception, November 12, 1999 through December 31, 2000.
99.2              Pro forma combined balance sheet as of March 31, 2001.                                      17
99.3              Pro forma combined statement of operations for the year ended                               18
                  December 31, 2000.
99.4              Pro forma combined statement of operations for the three months                             19
                  ended March 31, 2001.
99.5              Unaudited financial statement of Maxx Motorsports, Inc., at                                 20
                  March 31, 2001 and for the three months ended March 31, 2001 and 2000, and for the period from inception, November 12, 1999 through March 31, 2001


Exhibit 99.1









                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                              Financial Statements

                                December 31, 2000

                   (With Independent Auditor's Report Thereon)

                              GUEST & COMPANY, P.C.
                         7170 S. Braden Ave., Suite 100
                              Tulsa, OK 74136-6333
                      Phone: 918-481-5335 Fax: 918-481-5771

                          Independent Auditor's Report

Board of Directors
Maxx Motorsports, LLC:

We have audited the accompanying balance sheet of Maxx Motorsports, LLC (a development stage company) as of December 31, 2000 and the related statements of operations, members' capital deficiency and cash flows for the years ended December 31, 2000 and 1999, and for the period from November 12, 1999 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maxx Motorsports, LLC at December 31, 2000 and the results of their operations and their cash flows for the years ended December 31, 2000 and 1999, and for the period from November 12, 1999 (inception) through December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. However, as discussed in Note 3, the Company has been in the development stage since its inception on November 12, 1999. As shown in the financial statements, the Company incurred a net loss of $292,796 for the year ended December 31, 2000 and has incurred substantial net losses since inception. At December 31, 2000, current liabilities exceed current assets by $319,194 and total liabilities exceed total assets by $314,076. These factors, and others discussed in Note 3, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


                                                 /s/ Guest & Company, P.C.

July 18, 2001
Tulsa, Oklahoma

                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                                  Balance Sheet

                                December 31, 2000


                                Assets

Current assets:
      Cash .......................................................    $   2,752
      Employee advance ...........................................        1,800
                                                                      ---------

           Total current assets ..................................        4,552
                                                                      ---------

Property and equipment:
      Computer equipment .........................................        4,180
      Less accumulated depreciation ..............................          780
                                                                      ---------
           Net property and equipment ............................        3,400

Other assets - trademark .........................................        1,718
                                                                      ---------

           Total assets ..........................................    $   9,670
                                                                      =========

       Liabilities and Members' Capital Deficiency

Current liabilities:
      Accounts payable ...........................................    $   3,213
      Accrued expenses ...........................................        3,538
      Advances from members (note 2) .............................      316,995
                                                                      ---------

           Total current liabilities .............................      323,746
                                                                      ---------

Members' capital deficiency:
      Membership units 1,111,111 units authorized,
         issued and outstanding ..................................         --
      Deficit accumulated during the development stage ...........     (314,076)
                                                                      ---------
           Total members' capital deficiency .....................     (314,076)

Commitments and contingencies (notes 3 and 4)
                                                                      ---------

           Total liabilities and members' capital deficiency .....    $   9,670
                                                                      =========


See accompanying notes to financial statements.



                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                            Statements of Operations

                   Years Ended December 31, 2000 and 1999, and
               From Inception (November 12, 1999) through December
                                    31, 2000
                                                                                                                    From Inception
                                                                              Year Ended        Year Ended       (November 12, 1999)
                                                                             December 31,       December 31,           through
                                                                                2000               1999           December 31, 2000
                                                                           ---------------- -------------------   -----------------

Operating expenses:
      Salaries and wages ......................................             $ 216,250                 13,492                229,742
      Payroll taxes and benefits ..............................                34,608                  2,080                 36,688
      Outside services ........................................                10,091                    338                 10,429
      Office expenses .........................................                 9,462                    157                  9,619
      Meals and entertainment .................................                 5,238                   --                    5,238
      Printing ................................................                 5,117                   --                    5,117
      Consulting ..............................................                 4,478                   --                    4,478
      Communications ..........................................                 3,965                   --                    3,965
      Travel ..................................................                 2,358                   --                    2,358
      Professional services ...................................                 1,229                  5,213                  6,442
                                                                            ---------              ---------              ---------

           Total operating expenses ...........................               292,796                 21,280                314,076
                                                                            ---------              ---------              ---------

           Net loss ...........................................             $(292,796)               (21,280)              (314,076)
                                                                            =========              =========              =========














See accompanying notes to financial statements.



                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                    Statements of Members' Capital Deficiency

                   Years Ended December 31, 2000 and 1999, and
               From Inception (November 12, 1999) to December 31,
                                      2000



                                                                                                 Deficit
                                                                                               Accumulated                  Total
                                                                                                during the                Members'
                                                                         Membership            Development                Capital
                                                                           Units                  Stage                  Deficiency
                                                                        -----------             ----------               ----------
Balances at November 12, 1999 ............................                    --                 $    --                  $    --

Membership units issued ..................................               1,000,000                    --                       --

Net loss .................................................                    --                   (21,280)                 (21,280)
                                                                         ---------               ---------                ---------

Balances at December 31, 1999 ............................               1,000,000                 (21,280)                 (21,280)

Membership units issued ..................................                 111,111                    --                       --

Net loss .................................................                    --                  (292,796)                (292,796)
                                                                         ---------               ---------                ---------

Balances at December 31, 2000 ............................               1,111,111               $(314,076)               $(314,076)
                                                                         =========               =========                =========
















See accompanying notes to financial statements.


                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                            Statements of Cash Flows

                   Years Ended December 31, 2000 and 1999, and
               From Inception (November 12, 1999) to December 31,
                                      2000


                                                                                                  From Inception
                                                          Year Ended          Year Ended        (November 12, 1999)
                                                          December 31,        December 31,           through
                                                             2000                1999            December 31, 2000
                                                       ------------------- -------------------   -----------------

Increase in Cash

Cash flows from operating activities - cash
   paid to suppliers and employees .............          $(292,278)            (16,067)           (308,345)
                                                          ---------           ---------           ---------

Cash flows from investing activities:
      Purchase of equipment ....................             (1,680)             (2,500)             (4,180)
      Purchase of trademarks ...................             (1,718)               --                (1,718)
                                                          ---------           ---------           ---------

           Net cash used by investing activities             (3,398)             (2,500)             (5,898)
                                                          ---------           ---------           ---------

Cash flows from financing activities:
      Advances from members ....................            297,995              20,000             317,995
      Repayments of advances from members ......             (1,000)               --                (1,000)
                                                          ---------           ---------           ---------

           Net cash provided by financing
              activities .......................            296,995              20,000             316,995
                                                          ---------           ---------           ---------

Net increase in cash ...........................              1,319               1,433               2,752

Cash, beginning of period ......................              1,433                --                  --
                                                          ---------           ---------           ---------

Cash, end of period ............................          $   2,752               1,433               2,752
                                                          =========           =========           =========






See accompanying notes to financial statements.



                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                       Statements of Cash Flows, Continued

                   Years Ended December 31, 2000 and 1999, and
               From Inception (November 12, 1999) to December 31,
                                      2000



                                                                                                  From Inception
                                                        Year Ended          Year Ended          (November 12, 1999)
                                                       December 31,        December 31,              through
                                                               2000                1999          December 31, 2000
                                                       ------------------- -------------------   -----------------

Reconciliation of Change in Net Loss
   to Net Cash Used by Operating
   Activities

Net loss ....................................          $(292,796)            (21,280)                (314,076)
Adjustments to reconcile net loss to net cash
   used by operating activities:
      Depreciation and amortization .........                780                --                        780
      Increase in receivables ...............             (1,800)               --                     (1,800)
      Increase (decrease) in accounts payable             (2,000)              5,213                    3,213
      Increase in accrued expenses ..........              3,538                --                      3,538
                                                       ---------           ---------                ---------

           Net cash used by operating
              activities ....................          $(292,278)            (16,067)                (308,345)
                                                       =========           =========                =========

















See accompanying notes to financial statements.

                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                          Notes to Financial Statements



(1)     Summary of Significant Accounting Policies

       (a)    Description of Business
              Maxx Motorsports, LLC (the Company), a development stage company, was formed on November 12, 1999 under the laws of the State of South Carolina as UnionSports, LLC, a limited liability company to be in existence for fifty years. On March 23, 2000, UnionSports LLC amended its Articles of Organization to change its name to Maxx Motorsports, LLC.

              The purpose of the Company is to create, develop, manage and operate an auto racing league. The league is to consist of multi-car teams, strategically positioned in major North American television markets located near major motorsport venues.

       (b)    Management Estimates
              The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results could differ from those estimated amounts.

       (c)    Cash and Cash Equivalents
              The Company considers all cash on hand, cash in banks and liquid investments with original maturities of three months or less to be cash and cash equivalents.

       (d)    Property and Equipment
              Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the related assets. Expenditures for repairs and maintenance are expensed as incurred, whereas major renewals and betterments that extend the useful lives of property and equipment are capitalized.

       (e)    Income Taxes
              The Company is a limited liability company treated as a partnership for income tax reporting purposes, as such, it is not subject to income tax. Accordingly, no provision for income taxes is provided in the financial statements. The income tax liability of the individual members is not accrued on the books of the Company.

                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued



(2)    Advances from Members

       During 1999 and 2000, two members of the Company made net cash advances totaling $316,995 at various dates during the years.

(3)    Uncertainties

       The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has been in the development stage since inception (November 12, 1999) and has not established sources of revenues sufficient to fund the development of business and pay operating expenses, resulting in a net loss of $292,796 for the year ended December 31, 2000 and a net loss of $314,076 from inception through December 31, 2000. At December 31, 2000, current liabilities exceed current assets by $319,194 and total liabilities exceed total assets by $314,076. Management intends to obtain the necessary development and operating capital through stock sales and the establishment, ownership, operation and sanctioning of a stock car racing league designed to provide highly desirable content for television and tracks, while expanding the existing base of stock car fans. Revenues for the racing league will be derived through the sales of city/state-based teams. Team owners will own and operate local race teams and will also have the opportunity to own shares in the parent company. The racing league also plans to generate revenues on an annual basis through event ticket sales, corporate sponsorships, television and other multimedia contracts, merchandise sales, licensing/royalty fees, team dues and sales of expansion teams. The racing league's initial start-up phase is to be funded through private placement stock sales.

       The ability of the Company to continue as a going concern during the next year depends on the Company's success in executing these plans. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued



(4)    Subsequent Events

       On February 15, 2001, the members of Maxx Motorsports, LLC filed Articles of Incorporation to form Maxx Enterprises, Inc. under the laws of the State of South Carolina, with 100,000 shares of no par, common stock authorized and the members of Maxx Motorsports, LLC terminated the Articles of Organization of the limited liability company. On March 15, 2001, Maxx Enterprises, Inc. amended its Articles of Incorporation to change the name of the corporation to Maxx Motorsports, Inc. With this termination, the tangible and intangible assets and liabilities of Maxx Motorsports, LLC were transferred by the members to Maxx Motorsports, Inc. in exchange for shares of Maxx Motorsports, Inc. common stock.

       On April 1, 2001, Maxx Motorsports, Inc. entered into subscription agreements with the founding shareholders and other employees and individuals for shares of common stock. In these agreements, the number of common stock shares for the founding shareholders were reduced to reflect the number of common stock shares issued to the other employees and individuals. The shares issued to the founding shareholders in these agreements were issued in exchange for their respective ownership interest of the limited liability company transferred to Maxx Motorsports, Inc. The shares issued to other employees and individuals in these agreements were issued in exchange for their respective services performed for Maxx Motorsports, Inc. in 2001.

       On May 15, 2001, the shareholders of Maxx Motorsports, Inc. entered into an agreement with Logisoft Corp. (Logisoft), a public company. In this agreement, Logisoft issued 7,750,000 shares of its $.0001 par value, common stock to the shareholders of Maxx Motorsports, Inc. in exchange for their 10,000 shares of common stock, which represented 100% of the issued and outstanding common stock of Maxx Motorsports, Inc. These Logisoft shares are "restricted securities" and may be sold only in compliance with Rule 144 of Regulation D of the Securities Act of 1933, as amended.

       As part of this agreement with Logisoft, Team Racing Auto Circuit, LLC
       (TRAC), was formed by Maxx Motorsports, Inc. under the laws of the State of Delaware. TRAC will incorporate the use of Aerostock, fuel-injection engines and other innovative competition standards to increase parity among the teams without diminishing the entertainment value.

                              MAXX MOTORSPORTS, LLC
                          (A Development Stage Company)

                    Notes to Financial Statements, Continued



(4)    Subsequent Events, Continued

       As part of the agreement with Logisoft, Logisoft settled debts of Maxx Motorsports, Inc. The debts were owed to a group of creditors, some of which were existing shareholders of Maxx Motorsports, Inc. Logisoft issued 3,300,000 shares of Logisoft's $.0001 par value, common stock in exchange for $450,000 in Maxx Motorsports, Inc. liabilities and other obligations to third parties that were instrumental to the transaction. These Logisoft shares are "restricted securities."

       In May 2001, Logisoft changed its name to Team Sports Entertainment, Inc.



EXHIBIT 99.2

TEAM SPORTS ENTERTAINMENT, INC.
PRO FORMA COMBINED BALANCE SHEET AS OF MARCH 31, 2001
(Unaudited)


                                                            Historical                                          Pro Forma
                                                             March 31,                                            March 31,
                                                              2001           No.       Debit      Credit           2001
                                                             ----           ---       -----       ------           ----

                                 ASSETS

Current assets:
 Cash                                                    $  365,903           2     7,244,250                  $ 7,488,194
                                                                              3                   121,959
 Other current assets                                       393,719                                                393,719
 Current assets of discontinued operations                  898,383           1                   898,383                -
                                                    -----------------------       -------------------------------------------
                                                          1,658,005                 7,244,250   1,020,342        7,881,913
Non-current assets of discontinued
  operations                                              2,528,336           1                 2,528,336                -
Other non-current assets                                      6,920           3        53,017                       59,937
Goodwill, net                                                                 3     2,831,442                    2,831,442
                                                    -----------------------       --------------------------------------------
                                                         $4,193,261                10,128,709   3,548,678      $10,773,292
                                                    =======================       ============================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses                    $   25,000                                            $    25,000
                                                    -----------------------       --------------------------------------------

Stockholders' equity:
 Common stock                                                 3,101           1         1,200                        5,904
                                                                              2                     2,898
                                                                              3                     1,105
 Additional paid in capital                               8,825,418           1     3,425,519                   15,402,646
                                                                              2                 7,241,352
                                                                              3                 2,761,395
 Note receivable from warrant exercise                     (350,000)                                              (350,000)
 Accumulated deficit                                     (4,310,258)                                            (4,310,258)
                                                  -----------------------       ------------------------------------------------
                                                          4,168,261                 3,426,719   10,006,750      10,748,292
                                                  -----------------------       ------------------------------------------------
                                                         $4,193,261                 3,426,719   10,006,750     $10,773,292
                                                  =======================       ================================================

(1) Sale of Former Subsidiaries for 12,000,000 shares of the Company's common stock, which was retired.
(2) Sale of 28,977,000 shares of the Company's common stock for cash.
(3) Acquisition of Maxx Motorsports, Inc. and subsidiary, including retirement of debt and transaction costs for 11,050,000 shares of the common stock of the Company.

EXHIBIT 99.3

TEAM SPORTS ENTERTAINMENT, INC.
PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(Unaudited)


                                       Team Sports         Maxx
                                       Historical       Historical  No. Adjust      Pro Forma
                                       ----------      ----------  ---  ------      ---------

Revenues ..........................     $ 173,621      $    --                       $ 173,621
Cost of sales .....................        77,919                                       77,919
                                        ---------       ---------     ---------      ---------
                                           95,702           --                          95,702
Selling, general and administrative       295,370        292,796    1   168,556        756,722
                                        ---------      ---------      ---------      ---------
  Loss from operations ............      (199,668)      (292,796)      (168,556)      (661,020)
                                        ---------      ---------      ---------      ---------
Other income ......................        21,411           --             --           21,411
                                        ---------      ---------      ---------      ---------
Net loss before income taxes ......      (178,257)      (292,796)      (168,556)      (639,609)
  Income taxes ....................        12,459                                       12,459
                                        ---------      ---------      ---------      ---------
Net loss from continuing operations     $(190,716)     $(292,796)     $(168,556)     $(652,068)
                                        =========      =========      =========      =========

Net loss per common share, basic and diluted
  Continuing operations                    (0.01)                                        (0.01)
                                        =========                                    ==========

Weighted average shares outstanding,
  basic and diluted                   26,873,284                     28,027,000      54,900,284
                                      ==========                    ===========================



(1) Amortization of goodwill over fifteen years.


EXHIBIT 99.4

TEAM SPORTS ENTERTAINMENT, INC.
PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2001
(Unaudited)

                                                 Team Sports       Maxx
                                                  Historical    Historical No.   Adjust       Pro Forma
                                                 ----------     ---------- ---   ------       ---------

Revenues ...................................     $  20,365      $    --                       $  20,365
Cost of sales ..............................         6,440                                        6,440
                                                 ---------      ---------                     ---------
                                                    13,925           --                          13,925
Selling, general and administrative ........       107,713         33,509  1      42,139        183,361
                                                 ---------      ---------      ---------      ---------
  Loss from operations .....................       (93,788)       (33,509)       (42,139)      (169,436)
                                                 ---------      ---------      ---------      ---------
Other income ...............................        78,889           --             --           78,889
                                                 ---------      ---------      ---------      ---------
Net loss before income taxes ...............       (14,899)       (33,509)       (42,139)       (90,547)
  Income taxes .............................          --             --                             --
                                                 ---------      ---------      ---------      ---------
Net loss from continuing operations ........     $ (14,899)     $ (33,509)       (42,139)     $ (90,547)
                                                 =========      =========      =========      =========

Net loss per common share, basic and diluted
  Continuing operations                              (0.00)                                       (0.00)
                                                 =========                                    =========

Weighted average shares outstanding,
  basic and diluted                             30,967,942                     28,027,000     58,994,942
                                               ===========                   ===========================



(1) Amortization of goodwill over fifteen years.

Operations of Maxx were substantially inactive during the three months ended March 31, 2001, pending completion of funding. Accordingly, this pro forma is not indicative of expected future performance, which will involve substantially more cost during the development stage.

Exhibit 99.5









                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                              Financial Statements

                                 March 31, 2001

                                   (Unaudited)

                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                                  Balance Sheet
                                   (Unaudited)

                                 March 31, 2001


                                Assets

Property and equipment:
      Computer equipment ..................................     $   4,180
      Less accumulated depreciation .......................           989
                                                                ---------
           Net property and equipment .....................         3,191

Other assets - trademark ..................................         1,718
                                                                ---------

           Total assets ...................................     $   4,909
                                                                =========

       Liabilities and Stockholders' Deficit

Current liabilities:
      Accounts payable ....................................     $     229
      Accrued expenses ....................................         3,538
      Advances from shareholders ..........................       316,995
                                                                ---------

           Total current liabilities ......................       320,762
                                                                ---------

Commitments and contingencies


Stockholders' Deficit:
      Common stock; no par value; authorized 100,000 shares
         issued and outstanding 10,000 shares .............            10
      Deficit accumulated during the development stage ....      (315,863)
                                                                ---------
           Total stockholders' deficit ....................      (315,853)
                                                                ---------


           Total liabilities and stockholders' deficit ....     $   4,909
                                                                =========


See accompanying notes to financial statements.

                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                            Statements of Operations
                                   (Unaudited)

                 Three Months Ended March 31, 2001 and 2000, and
              From Inception (November 12, 1999) through March 31,
                                      2001



                                            Three Months        Three Months     From Inception
                                              Ended               Ended       (November 12, 1999)
                                             March 31,           March 31,          through
                                              2001                2000          March 31, 2001
                                       ------------------- -------------------   --------------

Operating expenses:
      Salaries and wages ..........          $   --              66,250            229,742
      Payroll taxes and benefits ..              --               9,727             36,688
      Outside services ............              --               2,480             10,429
      Office expenses .............               448             2,627             10,067
      Meals and entertainment .....              --                  74              5,238
      Printing ....................              --               2,141              5,117
      Consulting ..................             1,339              --                5,817
      Communications ..............              --                 321              3,965
      Travel ......................              --                --                2,358
      Professional services .......              --                --                6,442
                                             --------          --------           --------

           Total operating expenses             1,787            83,620            315,863
                                             --------          --------           --------

           Net loss ...............         $  (1,787)          (83,620)          (315,863)
                                             ========          ========           ========












See accompanying notes to financial statements.

                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                       Statements of Stockholders' Deficit
                                   (Unaudited)

                   Three Months Ended March 31, 2001 and From
                 Inception (November 12, 1999) to March 31, 2001



                                                                                   Deficit
                                                                                 Accumulated
                                                                                  during the              Total
                                                  Common Shares                   Development          Stockholders'
                                             Number              Amount              Stage               Deficit
                                             ------              ------            ----------           ----------
Balances at November 12, 1999 .....                                  --          $      --          $       --

Membership units issued (1,000,000)               --                 --                 --                  --

Net loss ..........................               --                 --              (21,280)            (21,280)
                                             ---------          ---------          ---------           ---------

Balances at December 31, 1999 .....               --                 --              (21,280)            (21,280)

Membership units issued (111,111) .               --                 --                 --                  --

Net loss ..........................               --                 --             (292,796)           (292,796)
                                             ---------          ---------          ---------           ---------

Balances at December 31, 2000 .....               --                 --             (314,076)           (314,076)

Exchange Membership Units
  (1,111,111) for common shares ...             10,000                 10               --                    10

Net loss ..........................               --                 --               (1,787)             (1,787)
                                             ---------          ---------          ---------           ---------

Balances at March 15, 2001 ........             10,000        $        10          $(315,863)          $(315,853)
                                             =========          =========          =========           =========






See accompanying notes to financial statements.

                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                            Statements of Cash Flows
                                   (Unaudited)

                 Three Months Ended March 31, 2001 and 2000, and
                 From Inception (November 12, 1999) to March 31,
                                      2001


                                                         Three Months        Three Months        From Inception
                                                             Ended               Ended       (November 12, 1999)
                                                            March 31,           March 31,             through
                                                               2001                2000            March 31, 2001
                                                       ------------------- -------------------     --------------

Increase in Cash

Cash flows from operating activities - cash
   paid to suppliers and employees                          $  (2,752)           (83,620)           (311,097)
                                                                -----           --------             -------

Cash flows from investing activities:
      Purchase of equipment                                        -              (1,680)             (4,180)
      Purchase of trademarks                                       -                (578)             (1,718)
                                                        -------------         -----------          ---------

           Net cash used by investing activities                   -              (2,258)             (5,898)
                                                        -------------          ---------           ---------

Cash flows from financing activities:
      Advances from members                                        -             100,000             317,995
      Repayments of advances from members                           -                -                (1,000)
                                                        -------------      -------------           ---------

           Net cash provided by financing
              activities                                           -             100,000             316,995
                                                        -------------          ---------             -------

Net increase (decrease) in cash                                (2,752)            14,122                 -

Cash, beginning of period                                       2,752              1,433                 -
                                                        -------------         ------------     -------------

Cash, end of period                                    $            -             15,555                 -
                                                        =============         ==========       =============




See accompanying notes to financial statements.

                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                       Statements of Cash Flows, Continued
                                   (Unaudited)

                 Three Months Ended March 31, 2001 and 2000, and
                 From Inception (November 12, 1999) to March 31,
                                      2001



                                                          Three Months        Three Months        From Inception
                                                             Ended               Ended       (November 12, 1999)
                                                            March 31,           March 31,             through
                                                               2001                2000            March 31, 2001
                                                       ------------------- -------------------     --------------

Reconciliation of Change in Net Loss
   to Net Cash Used by Operating
   Activities
Net loss                                                  $    (1,787)           (83,620)         (315,863)
Adjustments to reconcile net loss to net cash
   used by operating activities:
      Depreciation and amortization                               209                -                 989
      Increase in receivables                                   1,800                -                  -
      Increase (decrease) in accounts payable                  (2,974)               -                 239
      Increase in accrued expenses                                -                  -               3,538
                                                          -----------        -----------        ----------

           Net cash used by operating
              activities                                  $    (2,752)           (83,620)         (311,097)
                                                            =========          =========           =======















See accompanying notes to financial statements.

                             MAXX MOTORSPORTS, INC.
                          (A Development Stage Company)

                          Notes to Financial Statements
                                   (Unaudited)



(1)     Summary of Significant Accounting Policies

       (a)    Description of Business
              Maxx Motorsports, LLC (the Company), a development stage company, was formed on November 12, 1999 under the laws of the State of South Carolina as UnionSports, LLC, a limited liability company to be in existence for fifty years. On March 23, 2000, UnionSports LLC amended its Articles of Organization to change its name to Maxx Motorsports, LLC.

              On February 15, 2001, the members of Maxx Motorsports, LLC filed Articles of Incorporation to form Maxx Enterprises, Inc. under the laws of the State of South Carolina, with 100,000 shares of no par, common stock authorized and the members of Maxx Motorsports, LLC terminated the Articles of Organization of the limited liability company. On March 15, 2001, Maxx Enterprises, Inc. amended its Articles of Incorporation to change the name of the corporation to Maxx Motorsports, Inc. With this termination, the tangible and intangible assets and liabilities of Maxx Motorsports, LLC were transferred by the members to Maxx Motorsports, Inc. in exchange for shares of Maxx Motorsports, Inc. common stock.

              The purpose of the Company is to create, develop, manage and operate an auto racing league. The league is to consist of multi-car teams, strategically positioned in major North American television markets located near major motorsport venues.

              Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations for interim reporting. The Company believes that the disclosures contained herein are adequate to make the information presented not misleading. However, these financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report for the year ended December 31, 2000. The financial data for the interim periods presented may not necessarily reflect the results to be anticipated for the complete year.

              During the quarter ended March 31, 2001, the Company had substantially suspended operations pending completion of the transactions discussed in note 4 to the audited financial statements.